                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                         ----------------------------

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                April 23, 1996



                              SIGMA DESIGNS, INC.
            (Exact name of Registrant as specified in its charter)



        CALIFORNIA                                                95-2848099
(State or other jurisdiction         000-15116                  (IRS Employer
      of Incorporation)        (Commission File Number)      Identification No.)


                             46501 Landing Parkway
                          Fremont, California  94538
         (Address of principal executive offices, including zip code)


                                (510) 770-0100
                         -----------------------------
             (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On April 23, 1996, Sigma Designs, Inc., a California corporation (the "Registrant" or "Sigma") entered into a definitive agreement to acquire Active Design Corporation, a California corporation (Active Design), by means of a merger (the "Merger") of Sigma Acquisition Corp., a California corporation and wholly owned subsidiary of the Registrant ("Sub"), with and into Active Design pursuant to an Agreement and Plan of Reorganization, dated as of April 23, 1996 (the "Reorganization Agreement"), by and among the Registrant, Sub and Active Design. The Merger was effected on April 30, 1996 (the "Effective Time"). As a result of the Merger, Active Design became a wholly owned subsidiary of the Registrant. Pursuant to the Reorganization Agreement, upon the Effective Time of the Merger, all of the outstanding shares of Preferred Stock and Common Stock of Active Design (collectively, the "Active Design Capital Stock") were converted into the right to receive an aggregate of 1,123,760 shares of the Registrant's Common Stock ("Sigma Common Stock"). In addition, all options to purchase Active Design Capital Stock then outstanding (each an "Active Design Option") under Active Design's 1996 Incentive Stock Option Plan were assumed by Sigma. Each Active Design Option so assumed will continue to have, and be subject to, the same terms and conditions set forth in the respective option agreements applicable to such Active Design Option immediately prior to the Effective Time, subject to adjustment of the number of shares and exercise price thereof to reflect the exchange ratio of Active Design shares for Sigma shares. Active Design is engaged in the development and design of VLSI circuits that provide high performance graphics and 3-dimensional functionality on personal computers. The terms of the Reorganization Agreement were negotiated via arms-length negotiations between Sigma and Active Design.

     In connection with the Merger, 101,138 shares of Sigma Common Stock (collectively, the "Escrow Amount") of the consideration payable in connection with the Merger were placed into escrow, to be held as security for any losses incurred by Sigma in the event of certain breaches by Active Design of representations, warranties and agreements contained in the Reorganization Agreement. The Escrow Amount was contributed on behalf of each holder of Active Design Capital Stock in proportion to the aggregate consideration otherwise received by such holder by virtue of the Merger.

     The acquisition of Active Design is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a "pooling of interests" for financial accounting purposes.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of business acquired.

               The information which is set forth in the Registrant's Form on 10-K dated April 30, 1996 is incorporated herein by reference.

     (b)  Pro Forma Financial Information.

               The information which is set forth in the Registrant's Form on 10-K dated April 30, 1996 is incorporated herein by reference.

     (c)  Exhibits.

Exhibit No.     Description
- -----------     -----------
    2.1         Agreement and Plan of Reorganization, dated as of April 23,
                1996, by and among Sigma Designs, Inc., Sigma Acquisition Corp., and Active Design Corporation.*



                 *The information which is set forth in Exhibit 10.11 to the Registrant's Form on 10-K dated April 30, 1996 is incorporated herein by reference.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 1996

                                       SIGMA DESIGNS, INC.
                                       ---------------------------------------
                                                    (Registrant)



                                       By:  /s/  Q. Binh Trinh
                                            ----------------------------------
                                       Name:  Q. Binh Trinh
                                       Title: Vice President, Finance and
                                              Chief Financial Officer

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